SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):  July 25, 1996


                      Lincoln Telecommunications Company
             (Exact name of registrant as specified in its charter)


     Nebraska                        0-10516                   47-0632436
   (State or other              (Commission File              (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                     1440 M Street, Lincoln, Nebraska  68508
           (Address of principal executive offices including zip code)


                                 (402) 436-5289
                         (Registrant's telephone number)

   Item 5.          Other Events

          On July 25, 1996, Lincoln Telecommunications Company (the "Company") filed with the Secretary of State of the State of Nebraska Articles of Amendment to its Articles of Incorporation to change the name of the Company to "Aliant Communications Inc.", effective at 12:01 a.m. on September 3, 1996. The name change was approved by the Company's stockholders at the Company's Annual Meeting of Stockholders on April 24, 1996.

          Consistent with the Company's name change, certain Company subsidiaries will also undergo name changes effective at 12:01 a.m. on September 3, 1996. The Lincoln Telephone and Telegraph Company will change its name to "Aliant Communications Co."; Nebraska Cellular Telephone Corporation will change its name to "Aliant Cellular Inc."; and LinTel Systems Inc. will change its name to "Aliant Systems Inc."

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Dated:  July 30, 1996

                              LINCOLN TELECOMMUNICATIONS COMPANY

                              By:  /s/ Michael J. Tavlin
                                   Michael J. Tavlin
                                   Vice President-Treasurer and Secretary